UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04985

Templeton Emerging Markets Fund

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _8/31__

Date of reporting period:  8/31/14___

Item 1. Reports to Stockholders.

Annual Report
August 31, 2014

Templeton Emerging Markets Fund

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/13. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Annual Report
Templeton Emerging Markets Fund	1
Performance Summary	5
Important Notice to Shareholders	6
Financial Highlights and
Statement of Investments	7
Financial Statements	11
Notes to Financial Statements	14
Report of Independent Registered
Public Accounting Firm	20
Tax Information	21
Annual Meeting of Shareholders	22
Dividend Reinvestment and
Cash Purchase Plan	23
Board Members and Officers	25
Shareholder Information	30

Annual Report

Templeton Emerging Markets Fund

Dear Shareholder:

We are pleased to bring you Templeton Emerging Markets Fund’s annual report for the fiscal year ended August 31, 2014.

Your Fund’s Goal and Main Investments

Templeton Emerging Markets Fund seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets in emerging country equity securities.

Economic and Market Overview

The global economy grew moderately during the 12 months under review as many emerging markets continued to grow and many developed markets continued to recover. Although several emerging market countries faced headwinds such as soft domestic demand, weak exports and geopolitical crises, emerging market economies overall continued to grow faster than developed market economies. After moderating in the first quarter of 2014, China’s economic growth stabilized in the second quarter as the government’s stimulus measures gained traction. Retail sales continued to grow as household income increased. Domestic demand accounted for a greater portion of gross domestic product, indicating progress in policymakers’ efforts to make China’s economy more consumer driven. Other economies that showed signs of improvement included those of India, Malaysia and Hungary, while several economies, including those of South Africa and South Korea, showed signs of moderation and Brazil’s contracted in 2014’s second quarter.

Emerging markets performed well at the beginning of the period as tension surrounding Syria subsided, the U.S. Federal Reserve Board (Fed) delayed reducing its asset purchase program, and the Chinese government announced social, economic and financial reforms. However, volatility rose toward the end of 2013 through early 2014 as investors grew concerned about the Fed’s reduction of its monthly asset purchases beginning in January, China’s moderating economic growth, the sharp devaluation of several emerging market currencies and geopolitical tensions in several regions.

Investor sentiment improved toward period-end, supported by better U.S. economic data, the European Central Bank’s further monetary easing and China’s improving manufacturing sector. Certain emerging markets such as India and Indonesia were buoyed by investor optimism for potential economic reforms suggested by national election outcomes. Several emerging market central banks, including those of Brazil, India, South Africa and Russia, raised interest rates in response to rising inflation and weakening currencies, while several central banks, including those of Chile, Mexico, South Korea and Thailand, lowered interest rates to promote economic growth. After raising interest rates early in the year to support the Turkish lira, Turkey’s central bank began easing monetary policy toward period-end to boost economic growth.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the
Fund’s Statement of Investments (SOI). The SOI begins on page 8.

franklintempleton.com Annual Report | 1

TEMPLETON EMERGING MARKETS FUND

The People’s Bank of China (PBOC) tightened liquidity to curb lending by banks and nonbank institutions, although the PBOC provided liquidity at times. Near period-end, the PBOC implemented monetary stimulus measures and reduced the cash reserve requirement ratio for banks serving rural borrowers and smaller companies to stimulate lending in targeted sectors and support economic expansion.

Emerging market stocks rose during the 12 months under review, as many investors were encouraged by generally positive global economic data and seemed to focus on the relatively attractive valuations of many emerging market stocks. For the 12 months ended August 31, 2014, emerging market stocks, as measured by the MSCI Emerging Markets Index, generated a +20.40% total return in U.S. dollar terms, aided by strength in several emerging market currencies.1,2 Latin America outperformed as Brazil, Peru and Mexico generated strong returns. Asia also performed well, as countries in the region delivered double-digit gains, led by India, Taiwan, the Philippines and Thailand. European emerging markets overall underperformed their peers, as losses in Hungary and Russia partly offset gains in Greece, the Czech Republic and Turkey. In the Middle East and Africa, the United Arab Emirates, Egypt, Qatar and South Africa generated strong double-digit returns.

Investment Strategy

Our investment strategy employs a fundamental, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s

Top 10 Countries
Based on Equity Investments as of 8/31/14
% of Total
Net Assets
China	21.5%
Thailand	14.8%
Brazil	13.0%
Hong Kong	7.5%
India	6.6%
Russia	6.3%
Indonesia	5.9%
South Korea	4.9%
Turkey	4.3%
U.K.	3.0%

long-term earnings, asset value and cash flow potential. As we look for investments, we focus on specific companies and undertake in-depth research to construct an action list from which we make our buy decisions. Before we make a purchase, we look at the company’s potential for earnings and growth over a five-year horizon. During our analysis, we also consider the company’s position in its sector, the economic framework and political environment.

Performance Overview

Templeton Emerging Markets Fund delivered cumulative total returns of +21.47% based on market price and +20.43% based on net asset value for the 12 months under review.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Manager’s Discussion

During the 12 months under review, key contributors to the Fund’s absolute performance included Brilliance China Automotive Holdings, one of China’s major automobile manufacturers; Petrobras (Petroleo Brasileiro), Brazil’s national oil and gas company; and Branco Bradesco, one of Brazil’s largest financial conglomerates.

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index and an index is not representative of the Fund’s portfolio.
2. Source: MSCI.

2 | Annual Report franklintempleton.com

TEMPLETON EMERGING MARKETS FUND

Brilliance China Automotive has a joint venture with BMW for the production and sale of BMW 3-series and 5-series sedans and X1 compact sport utility vehicles in China. The robust sales growth of luxury cars in China supported Brilliance’s strong first-half 2014 earnings results, with BMW vehicles taking an increasing share of the market segment. Continued positive car-sales data and news of an extension to 2028 of the joint venture agreement between Brilliance and BMW also boosted Brilliance’s share price. The company also confirmed capacity expansion plans over the next two years and the launch of new BMW models in 2016 and 2017 to satisfy China’s growing luxury car demand.

Brazil was one of the top-performing emerging markets for the 12 months ended August 31, 2014, as measured by the MSCI Brazil Index’s +33.18% total return.1,2 Brazilian stocks performed particularly well during the period’s second half, as the country’s successful hosting of the 2014 FIFA World Cup, modest stimulus program and prospects for political change outweighed mixed economic reports in the summer. Near period-end, the death in a plane crash of third-place presidential candidate Eduardo Campos transformed the race for the upcoming October presidential election. Mr. Campos’s running mate, environmentalist Marina Silva, became the Socialist Party’s new candidate, and late-August polls suggested that her popularity compared well with President Dilma Rousseff’s and that she would be ahead in a potential runoff election. The prospect of a more market-friendly president replacing President Rousseff drove Brazilian stocks sharply higher in August.

Petrobras’s share price rebounded as a result of investor optimism that presidential candidate Marina Silva might defeat the incumbent president in Brazil’s upcoming election. If elected, Ms. Silva’s policies, which would allow fluctuation in the regulated prices of essential products such as gasoline, could reverse the current administration’s policy that forced the company to sell fuel in the domestic market at a loss to curb inflation. A leadership change at Petrobras could also take place, potentially leading to increased efficiencies at the company.

Banco Bradesco’s shares advanced during the period, aided by the Brazilian stock market rally and the bank’s strong earnings results. Shares of Banco Bradesco and other banks also benefited from market speculation that a change in the method of calculating component weightings for a major Brazilian index could lead to significant increases in their index weightings. A high interest rate environment (leading to a high average spread), less competition from state-owned banks and low

Top 10 Holdings
8/31/14
Company	% of Total
Sector/Industry, Country	Net Assets
Brilliance China Automotive Holdings Ltd.	10.4%
Automobiles, China
Dairy Farm International Holdings Ltd.	4.4%
Food & Staples Retailing, Hong Kong
Kasikornbank PCL, fgn.	4.2%
Banks, Thailand
Astra International Tbk PT	3.8%
Automobiles, Indonesia
Petrobras (Petroleo Brasileiro) SA, ADR, pfd.	3.7%
Oil, Gas & Consumable Fuels, Brazil
Tata Consultancy Services Ltd.	3.6%
IT Services, India
Banco Bradesco SA, ADR, pfd.	3.5%
Banks, Brazil
PetroChina Co. Ltd., H	3.5%
Oil, Gas & Consumable Fuels, China
Hyundai Development Co.	3.3%
Construction & Engineering, South Korea
Siam Commercial Bank PCL, fgn.	3.3%
Banks, Thailand

volume of nonperforming loans further supported Banco Bradesco’s shares.

In contrast, key detractors from the Fund’s absolute performance included SK Innovation, South Korea’s largest oil refiner; South Africa-based Impala Platinum Holdings, one of the world’s largest platinum producers; and OMV, Austria’s only integrated oil and gas company.

SK Innovation declined in value as many investors adopted a more cautious view of the company after it reported weaker-than-expected earnings results for the past two quarters. A stronger South Korean won, weaker refining margins and lower utilization rates due to maintenance hurt the company’s earnings. Additionally, many investors were concerned that slower demand growth from China, Indonesia and India, combined with new supply from China and the Middle East, could further pressure refining margins.

Impala Platinum’s stock performed poorly as lower production levels, resulting from a lengthy miners’ strike, and weaker platinum prices led to higher operating losses for fiscal year 2014 (ended June 30), compared to the prior fiscal year. The closure of the company’s Bimha mine in Zimbabwe due to safety reasons further hurt production levels and market sentiment. However, the end of the miners’ strike in June 2014 could help production levels recover in fiscal year 2015.

franklintempleton.com

Annual Report

| 3

TEMPLETON EMERGING MARKETS FUND

OMV has a strong market position in Central and Eastern Europe including a strong presence in Romania through its subsidiary, Petrom. The company also has oil and gas exploration and production assets in Libya, the North Sea region and the Black Sea. OMV reported a decline in second-quarter 2014 earnings resulting partly from production disruptions in Libya. The conflict between Russia and Ukraine also hindered the construction of OMV’s South Stream gas pipeline to the European Union.

During the 12-month reporting period, our continued search for stocks we considered to be attractively valued led us to increase the Fund’s holdings largely in Thailand, Indonesia and Peru and to initiate investment in Qatar. We opened a position in U.K.-listed global consumer products company Unilever, which derives more than 50% of its earnings from emerging market countries. Other key purchases included additional shares in Bank Danamon Indonesia, a leading Indonesian bank, as well as new positions in Siam Commercial Bank, one of Thailand’s largest banks, and Industries Qatar, one of Qatar’s major integrated industrial holding companies.

Conversely, we made some sales to raise cash for income and capital gains distributions and to seek to take advantage of opportunities we considered to be more attractively valued within our investment universe. In addition to closing the Fund’s positions in Mexico, Hungary and Poland, we undertook some sales largely in Brazil, India and China via China H and Red Chip shares.3 Key sales included reducing shares in the aforementioned Brilliance China Automotive and in Tata Consultancy Services, one of India’s largest information technology consulting companies. We also closed the Fund’s position in Sesa Sterlite, one of India’s leading iron ore exporters.

Thank you for your continued participation in Templeton Emerging Markets Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China. “Red Chip” denotes shares of Hong Kong
Stock Exchange-listed companies substantially owned by Chinese mainland entities, with significant exposure to China.

4 | Annual Report franklintempleton.com

TEMPLETON EMERGING MARKETS FUND

Performance Summary as of August 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Share Prices
Symbol: EMF	8/31/14	8/31/13		Change
Net Asset Value (NAV)	$20.91	$18.98	+$	1.93
Market Price (NYSE)	$19.13	$17.27	+$	1.86

Distributions
	Dividend	Long-Term
	Income	Capital Gain	Total
9/1/13–8/31/14	$0.4381	$1.2518	$1.6899

Performance[1]
										Average Annual
		Cumulative Total Return[2]				Average Annual Total Return[2]				Total Return (9/30/14)[3]
		Based on		Based on		Based on		Based on		Based on		Based on
		NAV[4]		market price[5]		NAV[4]		market price[5]		NAV[4]		market price[5]
1-Year	+	20.43%	+	21.47%	+	20.43%	+	21.47%	+	5.78%	+	2.93%
5-Year	+	53.56%	+	47.52%	+	8.96%	+	8.09%	+	5.19%	+	3.81%
10-Year	+	231.07%	+	190.79%	+	12.72%	+	11.26%	+	11.33%	+	10.24%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency volatility, economic instability, and social and political developments of countries where the Fund invests. Emerging markets are subject to all of the risks of foreign investing generally and involve heightened risks due to these markets’ smaller size and lesser liquidity, and lack of established legal, political, business and social frameworks to support securities markets. Some of these heightened risks may include political and social uncertainty (for example, regional conflicts and risk of war); pervasiveness of corruption and crime in these countries’ economic systems; delays in settling portfolio securities transactions; risk of loss arising out of the system of share registration and custody used in these countries; greater sensitivity to interest rate changes; currency and capital controls; currency exchange rate volatility; and inflation, deflation or currency devaluation. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

The Fund may invest a portion of its assets in Russian securities. The U.S. and other nations have imposed and could impose additional sanctions on certain issuers in Russia due to regional conflicts. These sanctions could result in the devaluation of Russia’s currency, a downgrade in Russian issuers’ credit ratings, or a decline in the value and liquidity of Russian stocks or other securities. The Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, if the Fund holds the securities of an issuer that is subject to such sanctions, an immediate freeze of that issuer’s securities could result, impairing the ability of the Fund to buy, sell, receive or deliver those securities. There is also the risk that countermeasures could be taken by Russia’s government, which could involve the seizure of the Fund’s assets. Such sanctions could adversely affect Russia’s economy, possibly forcing the economy into a recession. These risks could affect the value of the Fund’s portfolio.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Assumes reinvestment of distributions based on net asset value.
5. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

franklintempleton.com Annual Report | 5

TEMPLETON EMERGING MARKETS FUND

Important Notice to Shareholders

Share Repurchase Program

The Fund’s Board previously authorized the Fund to repurchase up to 10% of the Fund’s outstanding shares in open-market transactions, at the discretion of management. This authorization remains in effect.

In exercising its discretion consistent with its portfolio management responsibilities, the investment manager will take into account various other factors, including, but not limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be undesirable because of liquidity concerns or because the sale might subject the Fund to adverse tax consequences. Any repurchases would be made on a national securities exchange at the prevailing market price, subject to exchange requirements, Federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or borrowing of the Fund. If and when the Fund’s 10% threshold is reached, no further repurchases could be completed until authorized by the Board. Until the 10% threshold is reached, Fund management will have the flexibility to commence share repurchases if and when it is determined to be appropriate in light of prevailing circumstances.

In the Notes to Financial Statements section, please see note 2 (Shares of Beneficial Interest) for additional information regarding shares repurchased.

6 | Annual Report

franklintempleton.com

		TEMPLETON EMERGING MARKETS FUND

Financial Highlights
		Year Ended August 31,
	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.98	$19.24	$21.97	$19.65	$15.68
Income from investment operations:
Net investment income[a]	0.29 [b]	0.26	0.28	0.22	0.15
Net realized and unrealized gains (losses)	3.33	(0.06)	(2.67)	2.25	3.96
Total from investment operations	3.62	0.20	(2.39)	2.47	4.11
Repurchase of shares	—[c]	—[c]	—	—	—
Less distributions from:
Net investment income	(0.44)	(0.29)	(0.28)	(0.15)	(0.14)
Net realized gains	(1.25)	(0.17)	(0.06)	—	—
Total distributions	(1.69)	(0.46)	(0.34)	(0.15)	(0.14)
Net asset value, end of year	$20.91	$18.98	$19.24	$21.97	$19.65
Market value, end of year[d]	$19.13	$17.27	$17.50	$20.57	$18.79

Total return (based on market value per share)	21.47%	0.96%	(13.34)%	10.17%	26.00%

Ratios to average net assets
Expenses	1.36%[e]	1.37%	1.37%	1.46%	1.55%[f]
Net investment income	1.49%[b]	1.25%	1.42%	0.93%	0.78%

Supplemental data
Net assets, end of year (000’s)	$376,574	$342,418	$347,999	$397,288	$355,286
Portfolio turnover rate	12.42%	6.21%	2.10%	2.62%	1.94%

aBased on average daily shares outstanding.
bNet investment income per share includes approximately $0.04 per share received in the form of special dividends paid in connection with certain Fund’s holdings.
Excluding these amounts, the ratio of investment income to average net assets would have been 1.27%.
cAmount rounds to less than $0.01 per share.
dBased on the last sale on the New York Stock Exchange.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 7

TEMPLETON EMERGING MARKETS FUND

Statement of Investments, August 31, 2014
		Shares/
	Industry	Warrants	Value
Common Stocks and Other Equity Interests 86.1%
Austria 1.0%
OMV AG	Oil, Gas & Consumable Fuels	97,112	$3,751,164
Brazil 2.8%
Itau Unibanco Holding SA, ADR	Banks	580,619	10,451,142
China 21.5%
[a]Aluminum Corp. of China Ltd., H	Metals & Mining	11,634,000	4,983,823
Anhui Tianda Oil Pipe Co. Ltd., H	Energy Equipment & Services	7,714,000	1,642,325
Brilliance China Automotive Holdings Ltd.	Automobiles	21,204,900	39,126,208
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	7,033,000	7,141,852
Guangzhou Automobile Group Co. Ltd., H	Automobiles	8,792,034	9,155,001
Inner Mongolia Yitai Coal Co. Ltd., B	Oil, Gas & Consumable Fuels	249,800	420,163
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	9,248,000	13,126,109
Shenzhen Chiwan Wharf Holdings Ltd., B	Transportation Infrastructure	2,126,967	3,315,303
Win Hanverky Holdings Ltd.	Textiles, Apparel & Luxury Goods	16,750,000	2,118,051
			81,028,835
Hong Kong 7.5%
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	1,606,800	16,710,720
Victory City International Holdings Ltd.	Textiles, Apparel & Luxury Goods	33,104,887	4,656,012
VTech Holdings Ltd.	Communications Equipment	568,600	6,969,890
			28,336,622
India 6.6%
Infosys Ltd.	IT Services	76,400	4,537,039
Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	916,880	6,592,537
Peninsula Land Ltd.	Real Estate Management
	& Development	43,169	24,323
Tata Consultancy Services Ltd.	IT Services	328,500	13,703,422
			24,857,321
Indonesia 5.9%
Astra International Tbk PT	Automobiles	21,950,000	14,223,374
Bank Central Asia Tbk PT	Banks	3,386,000	3,244,072
Bank Danamon Indonesia Tbk PT	Banks	14,841,785	4,761,052
			22,228,498
Jordan 0.2%
Arab Potash Co. PLC	Chemicals	17,446	574,104
Pakistan 2.7%
MCB Bank Ltd.	Banks	3,741,810	10,231,655
Peru 2.2%
Compania de Minas Buenaventura SA, ADR	Metals & Mining	568,885	8,282,966
Qatar 1.0%
Industries Qatar QSC	Industrial Conglomerates	68,120	3,620,021
Russia 6.3%
Gazprom OAO, ADR	Oil, Gas & Consumable Fuels	928,744	6,640,520
[b]LUKOIL Holdings, ADR	Oil, Gas & Consumable Fuels	101,006	5,631,084
[b]LUKOIL Holdings, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	36,510	2,035,433
Mining and Metallurgical Co. Norilsk Nickel	Metals & Mining	39,788	7,761,658
[c]TMK OAO, GDR, Reg S	Energy Equipment & Services	165,233	1,616,805
			23,685,500

franklintempleton.com		Annual Report | 8

TEMPLETON EMERGING MARKETS FUND
STATEMENT OF INVESTMENTS

		Shares/
	Industry	Warrants	Value
Common Stocks and Other Equity Interests (continued)
South Africa 1.4%
Impala Platinum Holdings Ltd.	Metals & Mining	360,450	$3,252,701
Kumba Iron Ore Ltd.	Metals & Mining	73,115	2,183,305
			5,436,006
South Korea 4.9%
Hyundai Development Co.	Construction & Engineering	310,080	12,597,669
SK Innovation Co. Ltd.	Oil, Gas & Consumable Fuels	63,020	5,847,729
			18,445,398
Thailand 14.8%
Kasikornbank PCL, fgn.	Banks	2,251,200	15,921,490
Kiatnakin Bank PCL, fgn.	Banks	8,084,600	10,625,980
Land and Houses PCL, fgn.	Real Estate Management
	& Development	8,514,132	2,904,210
[a]Land and Houses PCL, fgn., wts., 5/05/17	Real Estate Management
	& Development	1,702,826	375,682
PTT Exploration and Production PCL, fgn.	Oil, Gas & Consumable Fuels	1,466,747	7,550,614
PTT PCL, fgn.	Oil, Gas & Consumable Fuels	578,000	5,806,228
Siam Commercial Bank PCL, fgn.	Banks	2,140,700	12,527,332
Univanich Palm Oil PCL, fgn.	Food Products	451,900	151,317
			55,862,853
Turkey 4.3%
Akbank TAS	Banks	2,706,307	10,315,941
Tupras-Turkiye Petrol Rafinerileri AS	Oil, Gas & Consumable Fuels	244,420	5,743,875
			16,059,816
United Kingdom 3.0%
Unilever PLC	Food Products	253,876	11,203,910
Total Common Stocks and Other Equity Interests
(Cost $188,987,505)			324,055,811
Preferred Stocks 10.2%
Brazil 10.2%
Banco Bradesco SA, ADR, pfd.	Banks	729,138	13,299,477
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	670,320	13,949,359
Vale SA, ADR, pfd., A	Metals & Mining	966,300	11,257,395
Total Preferred Stocks (Cost $19,271,423)			38,506,231
Total Investments before Short Term Investments
(Cost $208,258,928)			362,562,042

9 | Annual Report

franklintempleton.com

TEMPLETON EMERGING MARKETS FUND

STATEMENT OF INVESTMENTS

	Shares/
	Warrants	Value
Short Term Investments (Cost $8,553,919) 2.3%
Money Market Funds 2.3%
United States 2.3%
[a,d]Institutional Fiduciary Trust Money Market Portfolio	8,553,919	$8,553,919
Total Investments (Cost $216,812,847) 98.6%		371,115,961
Other Assets, less Liabilities 1.4%		5,457,699
Net Assets 100.0%		$376,573,660

See Abbreviations on page 19.

aNon-income producing.
bAt August 31, 2014, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time.
cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At August 31, 2014, the value of this security was
$1,616,805, representing 0.43% of net assets.
dSee Note 3(c) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 10

TEMPLETON EMERGING MARKETS FUND

Financial Statements

Statement of Assets and Liabilities
August 31, 2014

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$208,258,928
Cost - Sweep Money Fund (Note 3c)	8,553,919
Total cost of investments	$216,812,847
Value - Unaffiliated issuers	$362,562,042
Value - Sweep Money Fund (Note 3c)	8,553,919
Total value of investments	371,115,961
Foreign currency, at value (cost $10,475)	10,475
Receivables:
Investment securities sold	6,222,970
Dividends	424,888
Foreign tax	10,053
Total assets	377,784,347
Liabilities:
Payables:
Investment securities purchased	650,153
Management fees	392,807
Deferred tax	37,928
Accrued expenses and other liabilities	129,799
Total liabilities	1,210,687
Net assets, at value	$376,573,660
Net assets consist of:
Paid-in capital	$211,064,984
Undistributed net investment income	2,098,658
Net unrealized appreciation (depreciation)	154,259,278
Accumulated net realized gain (loss)	9,150,740
Net assets, at value	$376,573,660
Shares outstanding	18,009,460
Net asset value per share	$20.91

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 11

TEMPLETON EMERGING MARKETS FUND
FINANCIAL STATEMENTS

Statement of Operations
for the year ended August 31, 2014

Investment income:
Dividends (net of foreign taxes of $1,152,123)	$9,983,428
Expenses:
Management fees (Note 3a)	4,382,664
Transfer agent fees	73,815
Custodian fees (Note 4)	145,888
Reports to shareholders	39,752
Registration and filing fees	26,453
Professional fees	64,869
Trustees’ fees and expenses	28,816
Other	20,078
Total expenses	4,782,335
Expenses waived/paid by affiliates (Note 3c)	(3,587)
Net expenses	4,778,748
Net investment income	5,204,680
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	21,089,913
Foreign currency transactions	199,101
Net realized gain (loss)	21,289,014
Net change in unrealized appreciation (depreciation) on:
Investments	38,613,753
Translation of other assets and liabilities denominated in foreign currencies	1,544
Change in deferred taxes on unrealized appreciation	14,604
Net change in unrealized appreciation (depreciation)	38,629,901
Net realized and unrealized gain (loss)	59,918,915
Net increase (decrease) in net assets resulting from operations	$65,123,595

12 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

	TEMPLETON EMERGING MARKETS FUND
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended August 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$5,204,680	$4,728,325
Net realized gain (loss) from investments and foreign currency transactions	21,289,014	12,870,624
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and
liabilities denominated in foreign currencies and deferred taxes	38,629,901	(13,942,049)
Net increase (decrease) in net assets resulting from operations	65,123,595	3,656,900
Distributions to shareholders from:
Net investment income	(7,902,936)	(5,203,082)
Net realized gains	(22,581,364)	(3,132,341)
Total distributions to shareholders	(30,484,300)	(8,335,423)
Capital share transactions - Repurchase of shares: (Note 2)	(483,963)	(902,501)
Net increase (decrease) in net assets	34,155,332	(5,581,024)
Net assets:
Beginning of year	342,418,328	347,999,352
End of year	$376,573,660	$342,418,328
Undistributed net investment income included in net assets:
End of year	$2,098,658	$3,438,882

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 13

TEMPLETON EMERGING MARKETS FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Templeton Emerging Markets Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end management investment company.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

14 | Annual Report

franklintempleton.com

TEMPLETON EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of August 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

franklintempleton.com

Annual Report

| 15

TEMPLETON EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At August 31, 2014, there were an unlimited number of shares authorized (without par value). During the years ended August 31, 2014 and August 31, 2013 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. Since the inception of the program, the Fund had repurchased a total of 75,647 shares. Transactions in the Fund’s shares for the years ended August 31, 2014 and August 31, 2013, were as follows:

		Year Ended August 31,
		2014		2013
	Shares	Amount	Shares	Amount
Shares repurchased	(29,655)	$(483,963)	(45,992)	$(902,501)
Weighted average discount of market price to net asset value of shares
repurchased		7.20%		8.17%

3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton
Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:
Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

16 | Annual Report franklintempleton.com

TEMPLETON EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $1 billion
1.200%	Over $1 billion, up to and including $5 billion
1.150%	Over $5 billion, up to and including $10 billion
1.100%	Over $10 billion, up to and including $15 billion
1.050%	Over $15 billion, up to and including $20 billion
1.000%	In excess of $20 billion

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted on the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to September 1, 2013, the waiver was accounted for as a reduction to management fees.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2014, there were no credits earned.

5. Income Taxes

The tax character of distributions paid during the years ended August 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$7,902,936	$5,203,082
Long term capital gain	22,581,364	3,132,341
	$30,484,300	$8,335,423

At August 31, 2014, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$219,869,943

Unrealized appreciation	$170,602,000
Unrealized depreciation	(19,355,982)
Net unrealized appreciation (depreciation)	$151,246,018

Undistributed ordinary income	$4,166,482
Undistributed long term capital gains	10,138,149
Distributable earnings	$14,304,631

franklintempleton.com

Annual Report

| 17

TEMPLETON EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS

5. Income Taxes (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of corporate actions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2014, aggregated $42,850,172 and $81,084,604, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of August 31, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Russia	$11,413,896	$12,271,604	$—	$23,685,500
All Other Equity Investments[b]	338,876,542	—	—	338,876,542
Short Term investments	8,553,919	—	—	8,553,919
Total Investments in Securities	$358,844,357	$12,271,604	$—	$371,115,961
[a]Includes common and preferred stocks as well as other equity investments.
[b]For detailed categories, see the accompanying Statement of Investments.

18 | Annual Report

franklintempleton.com

TEMPLETON EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS

9. New Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In June 2014, FASB issued ASU No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

10. Subsequent Events

The Fund evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

franklintempleton.com

Annual Report

| 19

TEMPLETON EMERGING MARKETS FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Emerging Markets Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Emerging Markets Fund (the “Fund”) at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 17, 2014

20 | Annual Report

franklintempleton.com

TEMPLETON EMERGING MARKETS FUND

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $22,581,364 as a long term capital gain dividend for the fiscal year ended August 31, 2014.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $8,097,366 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2014. Distributions, including qualified dividend income, paid during calendar year 2014 will be reported to shareholders on Form 1099-DIV by mid-February 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At August 31, 2013, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 13, 2013, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to shareholders of record.

Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Per Share	Income Per Share	Dividends Per Share
$0.0564	$0.4482	$0.3137

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2014, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2013. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2013 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

franklintempleton.com

Annual Report

| 21

TEMPLETON EMERGING MARKETS FUND

Annual Meeting of Shareholders, February 28, 2014 (unaudited)

The Annual Meeting of Shareholders of the Fund was held at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida, on February 28, 2014. The purpose of the meeting was to elect five Trustees of the Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2014. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Harris J. Ashton, Frank J. Crothers, Edith E. Holiday, J. Michael Luttig and Rupert H. Johnson, Jr.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2014. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:
1. The election of five Trustees:
		% of	% of Shares		% of	% of Shares
		Outstanding	Present and		Outstanding	Present and
Term Expiring 2017	For	Shares	Voting	Withheld	Shares	Voting
Harris J. Ashton	14,344,209	79.52%	97.10%	428,844	2.38%	2.90%
Frank J. Crothers	14,300,549	79.28%	96.80%	472,504	2.62%	3.20%
Edith E. Holiday	14,363,355	79.63%	97.23%	409,698	2.27%	2.77%
J. Michael Luttig	14,374,353	79.69%	97.30%	398,700	2.21%	2.70%

Term Expiring 2016
Rupert H. Johnson, Jr.	14,294,464	79.25%	96.76%	478,589	2.65%	3.24%

There were approximately 2,514 uncast votes received with respect to this item.

2. Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2014:

		% of	% of Shares
	Shares	Outstanding	Present and
	Voted	Shares	Voting
For	14,612,422	81.00%	98.89%
Against	89,641	0.50%	0.61%
Abstain	73,437	0.41%	0.50%
Total	14,775,500	81.91%	100.00%

There were approximately 67 uncast votes received with respect to this item.

*Ann Torre Bates, Gregory E. Johnson, David W. Niemiec, Frank A. Olson, Larry D. Thompson, Constantine D. Tseretopoulos and Robert E. Wade are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

22 | Annual Report

franklintempleton.com

TEMPLETON EMERGING MARKETS FUND

Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:

Shareholders must affirmatively elect to participate in the Plan. If you decide to use this service, share dividends and capital gains distributions will be reinvested automatically in shares of the Fund for your account. Computershare Shareowner Services, LLC, P.O. Box 30170, College Station, TX, 77842-3170, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to Computershare Trust Company, N.A. (formerly, The Bank of New York Mellon) (the “Plan Administrator”) and sent to Computershare Shareowner Services, LLC, P.O. Box 30170, College Station, TX, 77842-3170, Attention: Templeton Emerging Markets Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to Computershare Shareowner Services, LLC, P.O. Box 30170, College Station, TX, 77842-3170. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant’s shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at the current market price and send a check to the participant for the net proceeds.

franklintempleton.com

Annual Report

| 23

TEMPLETON EMERGING MARKETS FUND

Transfer Agent

Computershare Shareowner Services, LLC
P.O. Box 30170
College Station, TX 77842-3170

Overnight Address:
211 Quality Circle, Suite 210
College Station, TX 77845

(800) 416-5585
www.computershare.com/investor

Direct Deposit Service for Registered Shareholders

Cash distributions can now be electronically credited to a checking or saving account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.computershare.com/investor or dial (800) 416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

Direct Registration

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at Computershare Shareowner Services, LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact Computershare Shareowner Services, LLC at (800) 416-5585.

Shareholder Information

Shares of Templeton Emerging Markets Fund are traded on the New York Stock Exchange under the symbol “EMF.” Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron’s and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund’s shares are published in the “New York Stock Exchange Composite Transactions” section of newspapers.

For current information about dividends and shareholder accounts, call (800) 416-5585. Registered shareholders can access their Fund account on-line with the Investor ServiceDirect™ website. For information go to Computershare Shareowner Services, LLC’s web site at www.computershare.com/investor and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list, by writing Templeton Emerging Markets Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL, 33733-8030.

24 | Annual Report

franklintempleton.com

TEMPLETON EMERGING MARKETS FUND

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin
Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term that continues until that person’s successor is elected and qualified.

Independent Board Members
Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1992	138	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	36	Navient Corporation (loan
300 S.E. 2nd Street				management, servicing and asset
Fort Lauderdale, FL 33301-1923				recovery) (May 2014), Ares Capital
Corporation (specialty finance
company) (2010-present), United
Natural Foods, Inc. (distributor of
natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Trustee	Since 1999	26	Talon Metals Corp. (mining
300 S.E. 2nd Street				exploration), Fortis, Inc. (utility holding
Fort Lauderdale, FL 33301-1923				company) and AML Foods Limited
(retail distributors).

Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)	Lead	Trustee since	138	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	1996 and Lead		refining of oil and gas), H.J. Heinz
Fort Lauderdale, FL 33301-1923	Trustee	Independent		Company (processed foods and
		Trustee		allied products) (1994-2013), RTI
		since 2007		International Metals, Inc. (manufacture
and distribution of titanium), Canadian
National Railway (railroad) and White
Mountains Insurance Group, Ltd.
(holding company).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

franklintempleton.com Annual Report | 25

TEMPLETON EMERGING MARKETS FUND

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	138	Boeing Capital Corporation
One Franklin Parkway				(aircraft financing) (2006-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2005	33	Emeritus Corporation (assisted
300 S.E. 2nd Street				living) (1999-2010) and OSI
Fort Lauderdale, FL 33301-1923				Pharmaceuticals, Inc. (pharmaceutical
				products) (2006-2010).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	138	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June – December 1987).

Larry D. Thompson (1945)	Trustee	Since 2005	138	Cbeyond, Inc. (business communi-
300 S.E. 2nd Street				cations provider) (2010-2012), The
Fort Lauderdale, FL 33301-1923				Southern Company (energy company)
				(2010-2012) and Graham Holdings
				Company (formerly, The Washington
				Post Company) (education and media
				organization).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-present);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President
– Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004);
Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos Trustee		Since 1999	26	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	43	El Oro Ltd (investments).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

26 | Annual Report				franklintempleton.com

TEMPLETON EMERGING MARKETS FUND

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	148	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of the	138	None
One Franklin Parkway	the Board and	Board and Trustee
San Mateo, CA 94403-1906	Trustee and	since 2013, and
	Vice President	Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

franklintempleton.com				Annual Report | 27

TEMPLETON EMERGING MARKETS FUND

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark Mobius (1936)	President and	President since	Not Applicable	Not Applicable
17th Floor,	Chief Executive 1987 and Chief
The Chater House	Officer –	Executive Officer –
8 Connaught Road Central	Investment	Investment
Hong Kong	Management	Management since
2002

Principal Occupation During at Least the Past 5 Years:
Portfolio Manager of various Templeton advisory affiliates; Executive Chairman, Templeton Emerging Markets Group; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin
Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

28 | Annual Report				franklintempleton.com

TEMPLETON EMERGING MARKETS FUND

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President since
2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience.
Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Navient Corporation (May 2014), Ares Capital
Corporation and United Natural Foods, Inc. and was formerly a director of SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010,
Executive Vice President and Chief Financial Officer of NHP Incorporated and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001.
Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC
Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the
Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases
or the listing standards applicable to the Fund.

franklintempleton.com Annual Report | 29

TEMPLETON EMERGING MARKETS FUND

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held May 15, 2014, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports on the Fund, information on its share price discount to net asset value, and other related financial information, as well as periodic reports on expenses, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared the Fund’s investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENTAND QUALITY OF SERVICES.

The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management’s continual efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the period of the 2012 Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of the level of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, the strong financial position of the Manager’s parent company and its commitment to the fund business as evidenced by its subsidization of money market funds.

30 | Annual Report

franklintempleton.com

TEMPLETON EMERGING MARKETS FUND

SHAREHOLDER INFORMATION

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report for the Fund showed its investment performance for the one-year period ended February 28, 2014, as well as the previous 10 years ended that date in comparison to a performance universe consisting of the Fund and all other closed-end non-leveraged emerging markets funds as selected by Lipper. Such report considers total return on a fund net asset value basis without regard to market discounts or premiums to accurately reflect investment performance. On a comparative basis, the Lipper report showed the Fund’s total return for the one-year period to be in the second-lowest performing quintile of the performance universe, but on an annualized basis to be in the middle performing quintile of such universe for the previous three-year period, and the second-highest performing quintile of such universe for each of the previous five- and 10-year periods. The Board discussed with management the reasons for the Fund’s one-year underperformance, which was deemed largely attributable to the Fund’s long-term value and low turnover investment approach being out of favor in current market conditions, but found the Fund’s overall comparative investment performance as shown in the Lipper report to be acceptable.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s investment contractual management fee rate in comparison with the investment contractual management fee rate that would have been charged by the other funds within the Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of such other funds. The Lipper contractual investment management fee analysis considers administrative fees to be part of management fees. The Lipper expense group was composed of six funds, including the Fund, and the results of such expense comparison showed the Fund’s investment contractual management fee rate to be the second highest in such expense group, but within 13 basis points of the expense group median, and its actual total expense ratio to be below the expense group median. The Board found such comparative expenses to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2013, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based

franklintempleton.com

Annual Report

| 31

TEMPLETON EMERGING MARKETS FUND

SHAREHOLDER INFORMATION

upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a manager’s ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. The Fund’s current investment management advisory fee schedule provides a rate of 1.25% of the first $1 billion of Fund net assets; 1.20% on the next $4 billion of Fund net assets; 1.15% on the next $5 billion of Fund net assets; 1.10% on the next $5 billion of Fund net assets; 1.05% on the next $5 billion of Fund net assets; and 1.0% on Fund net assets in excess of $20 billion. At the end of 2013, the Fund’s net assets were approximately $327 million, and to the extent economies of scale arise from future asset growth, the Board believes such fee schedule provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer – Finance and Administration is required by the New York Stock Exchange’s Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange’s Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund’s Chief Executive Officer – Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund’s Form N-CSR and Form N-CSRS (which include the Fund’s annual and semian-nual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended February 28, 2014. Additionally, the Fund expects to file, on or about October 30, 2014, such certifications with its Form N-CSR for the 12 months ended August 31, 2014.

32 | Annual Report

franklintempleton.com

Transfer Agent
Computershare Shareowner Services, LLC
P. O. Box 30170
College Station, TX 77842-3170
Toll free number: (800) 416-5585
Hearing Impaired phone number: (800) 231-5469
Foreign Shareholders phone number: (201) 680-6578
www.computershare.com/investor

Fund Information
(800) DIAL BEN® / 342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved.	TLEMF A 10/14

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)   Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $42,699 for the fiscal year ended August 31, 2014 and $43,400 for the fiscal year ended August 31, 2013.

(b)   Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)   Tax Fees

The no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $3,830 for the fiscal year ended August 31, 2014 and $3,100 for the fiscal year ended August 31, 2013. The services for which these fees were paid included technical tax consultation for capital gain tax and withholding tax reporting for foreign governments and requirements on local country’s self-certification forms.

(d)   All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $95 for the fiscal year ended August 31, 2014 and $0 for the fiscal year ended August 31, 2013. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $164,516 for the fiscal year ended August 31, 2014 and $0 for the fiscal year ended August 31, 2013. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and certifying asset under management.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $168,441 for the fiscal year ended August 31, 2014 and $3,100 for the fiscal year ended August 31, 2013.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are:  Ann Torre Bates, Frank J. Crothers, David W. Niemiec and Constantine D. Tseretopoulos.

Item 6. Schedule of Investments.                             N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager Templeton Asset Management Ltd. (Asset Management) in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the investment manager’s ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund's shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles  The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors.  The investment manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of auditors of portfolio companies.  The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation.  A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues.  The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure.  The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring.  Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environment, social and governance issues.  The investment manager will generally give management discretion with regard to social, environmental and ethical issues, although the investment manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers. The investment manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global corporate governance.  Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) the proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. In some foreign jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; and (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  As of October 24, 2014, the portfolio managers of the Fund are as follows:

MARK MOBIUS, Ph.D, Executive Chairman of Templeton Emerging Markets Group and Portfolio Manager of Asset Management

Dr. Mobius has been a lead portfolio manager of the Fund since inception.  He has primary responsibility for the investments of the Fund. Dr. Mobius has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements.  The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1987.

DENNIS LIM, Co-Chief Executive Officer and Director of Asset Management

Based in Hong Kong, Mr. Lim has been a portfolio manager of the Fund since 2000, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1990.

TOM WU, Director of Asset Management

Based in Hong Kong, Mr. Wu has been a portfolio manager of the Fund since inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1987.

(a)(2)  This section reflects information about the portfolio managers as of the fiscal year ended August 31, 2014.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x $1 million)[1]	Number of Other Pooled Investment Vehicles Managed[1]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[1]	Number of Other Accounts Managed[1]	Assets of Other Accounts Managed (x $1 million)[1]
Mark Mobius	13	7,363.2	41[2]	24,529.8	29[2]	8,169.8
Dennis Lim	8	5,996.7	9	1,134.6	9	1,249.3
Tom Wu	8	5,996.7	9	1,528.4	4	235.0

1.  The various pooled investment vehicles and accounts listed are managed by a team of investment professionals.  Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

2.  Dr. Mobius manages a Pooled Investment Vehicle and an Other Account with $581.6 in total assets with a performance fee.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation (as noted, in the chart above, if any). This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts.  The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management.  As such, there may be a relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest.  While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation.   The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary  Each portfolio manager is paid a base salary.

Annual bonus  Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash and equity which vest over a three-year period. The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the mutual funds they advise. The bonus plan seeks to provide a competitive level of annual bonus compensation, commensurate with the portfolio manager’s consistently strong investment performance. In accordance with Franklin Templeton guidelines, the Chief Investment Officer and/or other officers of the portfolio manager who also bear responsibility for the account, have discretion in the granting of annual bonuses. The following factors are generally considered when determining bonuses:

  Stock selection. The quality and success of a portfolio manager’s purchase and sale recommendations are considered when granting bonus awards.
  Investment performance. Primary consideration is given to the performance of their portfolios relative to those portfolios with similar objectives and restrictions.
  Non-investment performance. The more qualitative contributions of a portfolio manager to the company’s business and the investment management team, such as superior client service, are evaluated in determining the amount of any bonus award.
  Responsibilities. The characteristics and complexity of accounts managed by the portfolio manager are factored in the manager’s appraisal.
  Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on productivity and quality of recommendations over time.

Additional long-term equity-based compensation  Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds. Vesting of such deferred equity-based compensation awards is subject to achievement of key corporate and investment management metrics, designed to retain key talent through attractive incentives, whilst maintaining line of sight to both Corporate and Fund performance.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund shares.  The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage.  Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager.  The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Mark Mobius	None
Dennis Lim	None
Tom Wu	None

Note: Because the portfolio managers are all foreign nationals, they do not hold shares in this U.S. registered Fund; however they own shares in other similar Franklin Templeton funds managed by them, registered offshore and appropriate for foreign nationals.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased (1)	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Program	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (3/1/14 - 3/31/2014)	4,200.000	16.24	4,200.000	18,009,460.00
Month #2 (4/1/14 - 4/30/2014)				18,009,460.00
Month #3 (5/1/14 - 5/31/14)				18,009,460.00
Month #4 (6/1/14 - 6/30/14)				18,009,460.00
Month #5 (7/1/14 - 7/31/14)				18,009,460.00
Month #6 (8/1/14 - 8/31/14)				18,009,460.00
Total	4,200.000	16.24	4,200.000	18,009,460.00

(1) The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Effective February 26, 2013, the Board approved a modification to the Fund’s previously announced open-market share repurchase program to authorize the Fund to repurchase up to 10% of the Fund’s shares outstanding in open market transactions as of that date, at the discretion of management. Since the inception of the program, the Fund had repurchased a total of 75,647 shares.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON EMERGING MARKETS FUND

By /s/ LAURA F. FERGERSON

    Laura F. Fergerson

    Chief Executive Officer - Finance and Administration

Date:  October 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON

    Laura F. Fergerson

    Chief Executive Officer - Finance and Administration

Date:  October 24, 2014

By /s/ MARK H. OTANI

   Mark H. Otani

   Chief Financial Officer and

   Chief Accounting Officer

Date:  October 24, 2014